SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 29, 2003


                                ORTHOLOGIC CORP.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       000-21214                                         86-0585310
(Commission File Number)                    (IRS Employer Identification Number)


                1275 West Washington Street, Tempe, Arizona 85281
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (602) 286-5520


                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------

99.1           Press release, dated April 29, 2003, issued by Orthologic Corp.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2003, Orthologic Corp. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2003                   ORTHOLOGIC CORP.


                                        /s/ Thomas Trotter
                                        ----------------------------------------
                                        Thomas Trotter
                                        Chief Executive Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------

99.1           Press release, dated April 29, 2003, issued by Orthologic Corp.